Exhibit 4.9

[FACE OF CERTIFICATE]

NUMBER____________________________________________________

CG _________________________________________________________

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[LOGO]

SHARES _____________________________________________________

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 218139 20 2

This Certifies that ___________________________________________________________ is the record holder of

____________________________________________________________________________________________

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

CORAUTUS GENETICS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ____________________________

/sig/ _____________________________________________

                            CORPORATE SECRETARY

[SEAL]

/sig/ _____________________________________________

                        CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

U.S. STOCK TRANSFER CORPORATION

TRANSFER AGENT AND REGISTRAR

BY ____________________________________________

                        AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common

TEN ENT—as tenants by the entireties

JT TEN—as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—_____(Cust)____ Custodian _____(Minor)_____ under Uniform Gifts to Minors Act _____

(State)_____

UNIF TRF MIN ACT—_____(Cust)_____ Custodian (until age _____) _____(Minor)_____ under Uniform Transfers to Minors Act _____ (State)_____

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X ________________________________________________

X ________________________________________________

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.